UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (date of earliest event reported): May 22, 2007
ENERGYSOUTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-42057	58-2358943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2828 Dauphin Street Mobile, Alabama (Address of principal executive offices)	36606 (Zip Code)
Registrant’s telephone number, including area code:
(251) 450-4774
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On May 22, 2007, the Registrant’s Bay Gas Storage Company, Ltd. (“Bay Gas”) subsidiary entered into an Amended and Restated Cavity Development and Storage Agreement (the “CDSA Amendment”) with Olin Corporation (“Olin”). The CDSA Amendment further amends and restates the previously-amended Cavity Development and Storage Agreement made by Bay Gas and Olin dated January 14, 1992, to provide for development of planned fourth and fifth natural gas storage caverns (the “Planned Caverns”) at Bay Gas’ underground gas storage facilities near McIntosh, Alabama.
Pursuant to the CDSA Amendment:
     (a) the parties entered into an amendment of an existing Surface Lease, by which Olin has leased to Bay Gas tracts of land beneath which natural gas storage caverns have been developed, to add two additional tracts for the Planned Caverns;
     (b) Olin expanded its grant to Bay Gas of underground storage cavern development rights to allow development of the Planned Caverns with capacities of 5.0 Bcf each, and Bay Gas has made payment to Olin in consideration of such expanded development rights;
     (c) Olin has granted to Bay Gas an option to add an expanded surface facility site to the parcels leased to Bay Gas under the Surface Lease; and
     (d) the parties specified fees payable upon commencement of development of each of the Planned Caverns and for storage of natural gas therein.
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Forward-Looking Statements
This Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included herein or incorporated herein by reference are “forward-looking statements.” Included among “forward-looking statements” are, among other things:

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•	statements about expected commencement or completion dates for construction of Bay Gas’ planned additional storage facilities;

•	statements regarding any anticipated financing transactions or arrangements;

•	statements relating to the construction by Bay Gas of additional storage facilities, including statements concerning anticipated costs related thereto;

•	statements about anticipated capacities and characteristics of any additional Bay Gas storage facilities, including storage, injection and withdrawal capacities, deliverability and pipeline interconnections;

•	statements regarding anticipated governmental, regulatory, administrative or other public body actions, requirements, permits or decisions; and

•	any other statements that relate to non-historical or future information.
These forward-looking statements are often identified by the use of terms and phrases such as “achieve,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “plan,” “project,” “propose,” “strategy” and similar terms and phrases. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date of this Form 8-K.
The actual results of the Company could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company’s Annual Report on Form 10-K for the year ended September 30, 2004, which is incorporated by reference into this Form 8-K. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. These forward-looking statements are made as of the date of this Form 8-K. We assume no obligation to update or revise these forward-looking statements or provide reasons why actual results may differ.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

ENERGYSOUTH, INC.
Date: May 25, 2007	By:	/s/ G. Edgar Downing, Jr.
G. Edgar Downing, Jr.
Secretary

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